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                                                                    Exhibit 10.4



                                 AMENDMENT NO. 3
                          TO THE FLOWSERVE CORPORATION
                   ANNUAL INCENTIVE PLAN FOR SENIOR EXECUTIVES
                          (AS RESTATED JANUARY 1, 1994)



The second sentence of Section VIII (B) shall be revised and restated in its entirety as follows:


                     "Effective January 1, 1998, any Award so elected by the Participant to be paid in the form of Shares or such deferred shares shall be increased by fifteen per cent (15%) over an Award otherwise payable in cash."


The remainder of the Plan shall remain in full force and effect as currently stated.



Date:  February 19, 1998.


                                                   /s/ Ronald F. Shuff
                                                   -----------------------------
                                                   Ronald F. Shuff
                                                   Vice President, Secretary and
                                                   General Manager